UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2021

Grandsouth Bancorporation

(Exact name of registrant as specified in its charter)

South Carolina	000-31937	57-1104394
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Halton Road Greenville, South Carolina 29607

(Address of principal executive offices) (Zip Code)

(864) 770-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

The 2021 annual meeting of shareholders of Grandsouth Bancorporation, a South Carolina corporation (the “Company”), was held on May 19, 2021 (the “Annual Meeting”). As of March 30, 2021, the record date of the Annual Meeting, 5,173,397 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 4,002,440 shares of Company’s common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Company’s shareholders voted on four proposals at the Annual Meeting. The final results of the votes, including the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter are as follows:

Proposal 1

The election of thirteen persons who will serve as members of the Board of Directors for terms specified in the Proxy Statement or until their successors are duly elected and qualified:

			Broker Non-
Nominee	For	Withheld	Votes
Mason Y. Garrett	3,331,182	4,602	666,656
Harold E. Garrett	3,331,182	4,602	666,656
John B. Garrett	3,331,182	4,602	666,656
Michael L. Gault	3,331,182	4,602	666,656
Baety O. Gross, Jr.	3,320,285	15,499	666,656
S. Hunter Howard, Jr.	3,331,182	4,602	666,656
Anthony P. Morgan	3,321,682	14,102	666,656
J. Randolph Potter	3,190,564	145,220	666,656
J. Calhoun Pruitt, Jr.	3,197,523	138,261	666,656
Edward M. Rast, Jr.	3,185,433	150,351	666,656
James B. Schwiers	3,331,182	4,602	666,656
John W. Shealy, Jr.	3,190,564	145,220	666,656
LeeAnn Weber	3,328,680	7,104	666,656

Proposal 2

The approval of an advisory “say on pay” resolution supporting the compensation plan for executive officers:

For	Against	Abstain	Broker Non- Votes
3,188,095	4,306	143,383	666,656

Proposal 3

The approval of an advisory resolution supporting the annual vote of future “say on pay” resolutions:

For
One Year	2,930,114
Two Years	172,690
Three Years	70,160
Abstain	159,486
Non-Votes	666,656
Uncast	3,334

Proposal 4

The ratification of the appointment of Elliott Davis, LLC as the independent registered public accounting firm for the Company for the year ending December 31, 2021.

For	Withheld	Abstain
3,967,479	29,523	5,438

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GRANDSOUTH BANCORPORATION

Dated: May 20, 2021	By:	/s/ John B. Garrett
John B. Garrett
Chief Financial Officer